PGIM TARGET DATE 2015 FUND,
a series of Prudential Investment Portfolios 5

655 Broad Street
Newark, New Jersey 07102

November 25, 2024

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in PGIM Target Date 2015 Fund (the "2015 Fund"), a series of Prudential Investment Portfolios 5 ("PIP 5"). As provided in an Agreement and Plan of Reorganization (the "Plan"), the 2015 Fund will be reorganized (the "Reorganization") into the PGIM Target Date Income Fund (the "Income Fund," and together with the 2015 Fund, the "Funds"), also a series of PIP 5, and the Income Fund will assume all of the assets and liabilities of the 2015 Fund. PIP 5 is a Delaware statutory trust.

The Board of Trustees of PIP 5 has reviewed and approved the Reorganization, which will allow you to enjoy a larger asset base over which expenses may be spread. The Funds have identical investment objectives and investment restrictions and substantially similar investment policies. As disclosed in the 2015 Fund's Prospectus, when the 2015 Fund's target allocations match the asset allocations of the Target Date Income Fund (which is approximately ten years after 2015, the 2015 Fund's target date), the Board may combine the 2015 Fund with the Income Fund without shareholder approval.

The Reorganization is expected to occur in January 2025. Under the Plan, shareholders of the 2015 Fund will become shareholders of the Income Fund. The value of an account will be the same as it was in the 2015 Fund on the date of the Reorganization. The accompanying combined prospectus and information statement contains detailed information on the transaction and comparisons of the Funds.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

We are not asking you for a proxy and you are not requested to send us a proxy. However, if you have any questions regarding the enclosed combined prospectus and information statement, please call 1-800-225-1852. A copy of the combined prospectus and information statement is also available at www.pgiminvestments.com/fundupdates.

Stuart S. Parker
President

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TABLE OF CONTENTS

4	Prospectus/Information Statement
6	Summary
6	Reasons for the Reorganization
7	Fees and Expenses
7	Shareholder Fees and Operating Expenses
12	Expense Examples
13	Performance of the Funds
16	Comparison of Important Features
31	Federal Income Tax Considerations
31	Comparison of Organizational Structures
33	Management of the Funds
36	Distribution Plan
36	Shareholder Services Plan
37	Valuation
38	Frequent Purchases and Redemptions of Fund Shares
40	Purchases, Redemptions, Exchanges and Distributions
40	Tax Information
40	Information About the Reorganization
40	Closing
41	Expenses Resulting from the Reorganization
41	Certain Federal Tax Consequences of the Reorganization
42	Characteristics of PIP 5 Shares
43	Capitalization
44	Additional Information About the Portfolio Managers and Portfolio Holdings
44	Portfolio Managers
45	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
47	Principal Holders of Shares
48	Additional Information
49	Miscellaneous
50	Exhibits to Prospectus/Information Statement
A-1	Exhibit A—Form of Plan of Reorganization
B-1	Exhibit B—Additional Information About the Acquiring Fund

PROSPECTUS AND INFORMATION STATEMENT
for
PGIM TARGET DATE 2015 FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 5
and
PROSPECTUS
for
PGIM TARGET DATE INCOME FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 5

655 Broad Street
Newark, New Jersey 07102-4077
1-800-225-1852
Dated November 25, 2024

Acquisition of the Assets and Assumption of the Liabilities of
PGIM Target Date 2015 Fund
By and in Exchange for Shares of PGIM Target Date Income Fund

This combined Prospectus and Information Statement ("Prospectus/Information Statement") is being furnished to the shareholders of PGIM Target Date 2015 Fund (the "2015 Fund"), a series of Prudential Investment Portfolios 5 ("PIP 5"), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization with respect to the 2015 Fund (the "Plan"), the 2015 Fund will be reorganized (the "Reorganization") into the PGIM Target Date Income Fund (the "Acquiring Fund," or the "Income Fund").

The Reorganization is expected to occur in January 2025. Under the Plan the 2015 Fund will transfer its assets to, and its liabilities will be assumed by, the Income Fund in exchange for shares of beneficial interest, par value $0.001 per share, of the Income Fund, which will be distributed to shareholders of the 2015 Fund, and the subsequent cancellation of shares of the 2015 Fund and its liquidation and dissolution. In connection with this proposed transfer and dissolution, each whole and fractional share of Class R1 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R1 shares of beneficial interest, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R2 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R2 shares of beneficial interest, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R3 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R3 shares of beneficial interest, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R4 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R4 shares of beneficial interest, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R5 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R5 shares of beneficial interest, par value $0.001 per share, of the Income Fund, each whole and fractional share of Class R6 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of beneficial interest, par value $0.001 per share, of the Income Fund, and outstanding shares of the 2015 Fund will be cancelled. Each of the 2015 Fund and the Income Fund is a "Fund" and together are referred to as the "Funds."

The Funds have identical investment objectives and investment restrictions and substantially similar investment policies. The investment objective of both Funds is to seek a balance between growth and conservation of capital. Each Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. Each Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes. The investments held by Underlying Funds that provide exposure to equities may include US large-cap equity, mid-cap equity and small-cap equity, as well as international developed markets equity, emerging markets equity and other non-US securities. Underlying Funds that provide exposure to fixed income may invest primarily in bonds, including below investment grade bonds, commonly known as "junk bonds." Underlying Funds may gain exposure to non-traditional asset classes through investments in equity securities and related derivatives of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts ("REITs"), commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Certain important differences in the Funds' strategies, such as the 2015 Fund being designed for investors who retired in or close to the year 2015 (the "target date") and following a "glidepath" that becomes more conservative prior to and for approximately 10 years following the target date, by reducing exposure to equity investments and increasing exposure to fixed-income investments in order to match the asset allocations of the Income Fund, which are not strategies of the Income Fund, are explained in more detail below.

This Prospectus/Information Statement sets forth concisely the information about the Reorganization. You should retain it for future reference.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

Additional information about the Income Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission ("SEC") and can be found in the following documents:

•  The Prospectus for the Income Fund, dated September 27, 2024 (No. 333-82621), which has been filed with the SEC and incorporated by reference into this Prospectus/Information Statement;

•  The Statement of Additional Information ("SAI") for the Income Fund, dated September 27, 2024 (No. 333-82621), which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

•  An SAI, dated November 25, 2024, relating to this Prospectus/Information Statement (No. 333-282825), which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

•  A Form N-CSR to Shareholders for the Income Fund for the fiscal year ended July 31, 2024 (No. 811-09439), which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Income Fund at the above address. All of these documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other US government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Information Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan (Exhibit A to this Prospectus/Information Statement), the Prospectus for the Income Fund dated September 27, 2024, as may be amended (Exhibit B to this Prospectus/Information Statement), the Income Fund's Form N-CSR to shareholders for its fiscal year ended July 31, 2024, and the SAI relating to this Prospectus/Information Statement. You should read these materials for more complete information.

The Board of Trustees of PIP 5 has reviewed and approved the Reorganization, which will have the effect of combining the 2015 Fund and the Income Fund into a single mutual fund, sometimes referred to as the "Combined Fund". The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code").

The 2015 Fund and the Income Fund are series of PIP 5, an open-end investment company that is organized as a Delaware statutory trust.

Upon the implementation of the Reorganization, the assets of the 2015 Fund will be transferred to, and all of the liabilities of the 2015 Fund will be assumed by, the Income Fund in exchange for an equal dollar value of shares of the same class of the Income Fund, based upon the value of the shares at the time the 2015 Fund's assets are transferred to the Income Fund. After the transfer of assets and exchange of shares has been completed, the 2015 Fund will be liquidated and dissolved. You will cease to be a shareholder of the 2015 Fund and will become a shareholder of the Income Fund. The Funds have identical redemption procedures, as discussed below.

For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Trustees of PIP 5 has determined that the Reorganization is in the best interests of the 2015 Fund and the Income Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

REASONS FOR THE REORGANIZATION

The Trustees of PIP 5 (the "Trustees"), including all of the Trustees who are not "interested persons" of PIP 5 on behalf of the 2015 Fund and on behalf of the Income Fund (the "Independent Trustees"), have unanimously determined that the Reorganization would be in the best interests of the 2015 Fund and the Income Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

The Trustees considered that, as disclosed in the 2015 Fund's Prospectus, when the 2015 Fund's target allocations match the asset allocations of the Income Fund (which is approximately ten years after 2015, the 2015 Fund's target date), the 2015 Fund may be combined with the Income Fund without shareholder approval.

The Trustees considered that upon implementation of the Reorganization, the 2015 Fund is expected to distribute its realized capital gains and income, if any, to its shareholders prior to the closing date. 2015 Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution.

The Trustees also considered that the 2015 Fund would pay the costs of the Reorganization, which are currently estimated to be $100,000.

The Trustees, including a majority of Independent Trustees, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of each Fund:

•  The Funds have identical investment objectives and investment restrictions and substantially similar investment strategies;

•  The 2015 Fund is designed to combine with the Income Fund when the 2015 Fund's target allocations match the asset allocations of the Income Fund, approximately ten years following the 2015 Fund's target date;

•  The 2015 Fund and its shareholders will pay the costs of the Reorganization;

•  Shareholders of the Income Fund will not be impacted by costs associated with the Reorganization;

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

•  The Funds have, after the application of fee waivers and/or expense reimbursements, the same Total Annual Fund Operating Expenses.

The Trustees also considered that it is a condition to the closing of the Reorganization that the 2015 Fund and the Income Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan will not result in a taxable gain or loss for US federal income tax purposes for shareholders of the 2015 Fund or the Income Fund.

Consequently, the Trustees of 2015 Fund and the Income Fund approved the Plan.

The Funds have identical principal risks, including fund of funds risk, affiliated funds risk, asset allocation risk, and fund rebalancing risk. See "Comparison of Investment Strategies-Principal Risks of Investing in the Funds" for additional details.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Income Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The fees and expenses below of the pro forma Income Fund after the Reorganization are based on estimated expenses of the Income Fund and the 2015 Fund during the twelve months ended July 31, 2024.

"Certain Expenses" are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses. The 2015 Fund and the Income Fund both offer Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

Shareholder Fees and Operating Expenses (unaudited)

Class R1 Shares (for the twelve months ended July 31, 2024)

Shareholder Fees
(fees paid directly from your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.00%	0.00%	0.00%
+ Distribution (12b-1) Fees	0.50%	0.50%	0.50%
+ Other Expenses	24.46%	12.40%	8.52%
Shareholder service fee(1)	0.10%	0.10%	0.10%
Remainder of other expenses	24.36%	12.30%	8.42%
Acquired fund fees and expenses	0.37%	0.39%	0.39%
= Total annual fund operating expenses	25.33%	13.29%	9.41%
– Fee waiver and/or expense reimbursement(2)(3)	(24.33)%	(12.29)%	(8.41)%
= Net annual fund operating expenses	1.00%	1.00%	1.00%

Class R2 Shares (for the twelve months ended July 31, 2024)

Shareholder Fees
(fees paid directly from your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.00%	0.00%	0.00%
+ Distribution (12b-1) Fees	0.25%	0.25%	0.25%
+ Other Expenses	7.31%	11.34%	4.54%
Shareholder service fee(1)	0.10%	0.10%	0.10%
Remainder of other expenses	7.21%	11.24%	4.44%
Acquired fund fees and expenses	0.37%	0.39%	0.39%
= Total annual fund operating expenses	7.93%	11.98%	5.18%
– Fee waiver and/or expense reimbursement(2)(3)	(7.18)%	(11.23)%	(4.43)%
= Net annual fund operating expenses	0.75%	0.75%	0.75%

Class R3 Shares (for the twelve months ended July 31, 2024)

Shareholder Fees
(fees paid directly from your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.00%	0.00%	0.00%
+ Distribution (12b-1) Fees	0.10%	0.10%	0.10%
+ Other Expenses	23.71%	2.80%	2.41%
Shareholder service fee(1)	0.10%	0.10%	0.10%
Remainder of other expenses	23.61%	2.70%	2.31%
Acquired fund fees and expenses	0.37%	0.39%	0.39%
= Total annual fund operating expenses	24.18%	3.29%	2.90%
– Fee waiver and/or expense reimbursement(2)(3)	(23.58)%	(2.69)%	(2.30)%
= Net annual fund operating expenses	0.60%	0.60%	0.60%

Class R4 Shares (for the twelve months ended July 31, 2024)

Shareholder Fees
(fees paid directly from your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.00%	0.00%	0.00%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	23.51%	12.09%	8.21%
Shareholder service fee(1)	0.10%	0.10%	0.10%
Remainder of other expenses	23.41%	11.99%	8.11%
Acquired fund fees and expenses	0.37%	0.39%	0.39%
= Total annual fund operating expenses	23.88%	12.48%	8.60%
– Fee waiver and/or expense reimbursement(2)(3)	(23.38)%	(11.98)%	(8.10)%
= Net annual fund operating expenses	0.50%	0.50%	0.50%

Class R5 Shares (for the twelve months ended July 31, 2024)

Shareholder Fees
(fees paid directly from your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.00%	0.00%	0.00%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	3.28%	1.36%	1.03%
Shareholder service fee(1)	None	None	None
Remainder of other expenses	3.28%	1.36%	1.03%
Acquired fund fees and expenses	0.37%	0.39%	0.39%
= Total annual fund operating expenses	3.65%	1.75%	1.42%
– Fee waiver and/or expense reimbursement(2)(3)	(3.25)%	(1.35)%	(1.02)%
= Net annual fund operating expenses	0.40%	0.40%	0.40%

Class R6 Shares (for the twelve months ended July 31, 2024)

Shareholder Fees
(fees paid directly from your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	2015 Fund	Income Fund	Pro Forma Income Fund After Reorganization
Management Fees	0.00%	0.00%	0.00%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	1.73%	0.84%	0.57%
Shareholder service fee(1)	None	None	None
Remainder of other expenses	1.73%	0.84%	0.57%
Acquired fund fees and expenses	0.37%	0.39%	0.39%
= Total annual fund operating expenses	2.10%	1.23%	0.96%
– Fee waiver and/or expense reimbursement(2)(3)	(1.85)%	(0.98)%	(0.71)%
= Net annual fund operating expenses	0.25%	0.25%	0.25%

(1)  "Shareholder service fee" reflects maximum allowable fees under a shareholder services plan.

(2)  The Manager of the 2015 Fund has contractually agreed to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class R1 shares, 0.75% of average daily net assets for Class R2 shares, 0.60% of average daily net assets for Class R3 shares, 0.50% of average daily net assets for Class R4 shares, 0.40% of average daily net assets for Class R5 shares, and 0.25% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund's Board of Trustees.

(3)  The Manager of the Income Fund has contractually agreed to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.00% of average daily net assets for Class R1 shares, 0.75% of average daily net assets for Class R2 shares, 0.60% of average daily net assets for Class R3 shares,

0.50% of average daily net assets for Class R4 shares, 0.40% of average daily net assets for Class R5 shares, and 0.25% of average daily net assets for Class R6 shares. This contractual waiver includes acquired fund fees and expenses, and excludes Fund and any acquired fund interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Fees and/or expenses waived and/or reimbursed by PGIM Investments for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund's Board of Trustees.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Income Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund's operating expenses remain the same.

Full Redemption—Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class R1 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$102	$318	$552	$1,225
Income Fund	$102	$318	$552	$1,225
Pro Forma Income Fund After Reorganization	$102	$318	$552	$1,225
Class R2 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$77	$240	$417	$930
Income Fund	$77	$240	$417	$930
Pro Forma Income Fund After Reorganization	$77	$240	$417	$930
Class R3 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$61	$192	$335	$750
Income Fund	$61	$192	$335	$750
Pro Forma Income Fund After Reorganization	$61	$192	$335	$750
Class R4 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$51	$160	$280	$628
Income Fund	$51	$160	$280	$628
Pro Forma Income Fund After Reorganization	$51	$160	$280	$628
Class R5 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$41	$128	$224	$505
Income Fund	$41	$128	$224	$505
Pro Forma Income Fund After Reorganization	$41	$128	$224	$505
Class R6 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$26	$80	$141	$318
Income Fund	$26	$80	$141	$318
Pro Forma Income Fund After Reorganization	$26	$80	$141	$318

No Redemption—Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class R1 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$102	$318	$552	$1,225
Income Fund	$102	$318	$552	$1,225
Pro Forma Income Fund After Reorganization	$102	$318	$552	$1,225
Class R2 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$77	$240	$417	$930
Income Fund	$77	$240	$417	$930
Pro Forma Income Fund After Reorganization	$77	$240	$417	$930
Class R3 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$61	$192	$335	$750
Income Fund	$61	$192	$335	$750
Pro Forma Income Fund After Reorganization	$61	$192	$335	$750
Class R4 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$51	$160	$280	$628
Income Fund	$51	$160	$280	$628
Pro Forma Income Fund After Reorganization	$51	$160	$280	$628
Class R5 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$41	$128	$224	$505
Income Fund	$41	$128	$224	$505
Pro Forma Income Fund After Reorganization	$41	$128	$224	$505
Class R6 Shares	One Year	Three Years	Five Years	Ten Years
2015 Fund	$26	$80	$141	$318
Income Fund	$26	$80	$141	$318
Pro Forma Income Fund After Reorganization	$26	$80	$141	$318

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under "Total annual fund operating expenses" remain the same in the years shown (except that fee waivers or reimbursements, if any, are reflected only for the periods for which they are in effect). These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund's performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

2015 Fund (as of December 31, 2023)

Annual Total Returns (Class R6 Shares)(1)

(1)  The total return for Class R6 shares from January 1, 2024 through June 30, 2024 was 3.48%.

BEST QUARTER: 9.40% (2nd Quarter 2020) WORST QUARTER: -9.52% (1st Quarter 2020)

Average Annual Total Returns % (as of December 31, 2023)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Class R1 Shares	8.53%	5.05%	4.17% (12-13-16)
Class R2 Shares	8.78%	5.31%	4.43% (12-13-16)
Class R3 Shares	9.05%	5.48%	4.59% (12-13-16)
Class R4 Shares	9.16%	5.59%	4.68% (12-13-16)
Class R5 Shares	9.14%	5.68%	4.79% (12-13-16)
Class R6 Shares
Return Before Taxes	9.40%	5.83%	4.95% (12-13-16)
Return After Taxes on Distributions	8.06%	3.84%	3.24% (12-13-16)
Return After Taxes on Distributions and Sale of Fund Shares	5.61%	3.86%	3.26% (12-13-16)

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class R6 shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
PGIM Target Date 2015 Custom Benchmark	9.14%	5.85%	5.10	%*
S&P Target Date 2015 Index	11.38%	6.10%	5.49	%*
Broad-Based Securities Market Index: S&P 500 Index**	26.29%	15.69%	13.56	%*
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index**	5.53%	1.10%	1.30	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the Fund's inception date.

**  The Fund has added this broad-based index in response to new regulatory requirements

Income Fund (as of December 31, 2023)

Annual Total Returns (Class R6 Shares)(1)

(1)  The total return for Class R6 shares from January 1, 2024 through June 30, 2024 was 3.49%.

BEST QUARTER: 8.64% (2nd Quarter 2020) WORST QUARTER: -8.34% (1st Quarter 2020)

Average Annual Total Returns % (as of December 31, 2023)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Class R1 Shares	8.23%	4.58%	3.71% (12-13-16)
Class R2 Shares	8.51%	4.86%	3.97% (12-13-16)
Class R3 Shares	8.66%	5.00%	4.12% (12-13-16)
Class R4 Shares	8.76%	5.10%	4.23% (12-13-16)
Class R5 Shares	8.88%	5.23%	4.34% (12-13-16)
Class R6 Shares
Return Before Taxes	9.03%	5.36%	4.50% (12-13-16)
Return After Taxes on Distributions	7.49%	3.44%	2.85% (12-13-16)
Return After Taxes on Distributions and Sale of Fund Shares	5.41%	3.47%	2.89% (12-13-16)

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
PGIM Target Date Income Custom Benchmark	8.79%	5.37%	4.61	%*
S&P Target Date Retirement Income Index	10.35%	4.90%	4.38	%*
Broad-Based Securities Market Index: S&P 500 Index**	26.29%	15.69%	13.56	%*
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index**	5.53%	1.10%	1.30	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the Fund's inception date.

**  The Fund has added this broad-based index in response to new regulatory requirements.

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Funds

This section describes the investment objectives and strategies of the Funds and the differences between them. For a complete description of the investment strategies and risks for the Income Fund, you should read the Prospectus for the Income Fund, which is incorporated by reference into this Prospectus/Information Statement. Additional information is included in the Income Fund's SAI, which is also incorporated by reference into this Prospectus/Information Statement.

The Funds have identical investment objectives and investment restrictions and substantially similar investment policies. The investment objective of both Funds is to seek a balance between growth and conservation of capital. Each Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. Each Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes. The investments held by Underlying Funds that provide exposure to equities may include US large-cap equity, mid-cap equity and small-cap equity, as well as international developed markets equity, emerging markets equity and other non-US securities. Underlying Funds that provide exposure to fixed income may invest primarily in bonds, including below investment grade bonds, commonly known as "junk bonds." Underlying Funds may gain exposure to non-traditional asset classes through investments in equity securities and related derivatives of issuers that are primarily engaged in or related to the real estate industry, real estate investment trusts ("REITs"), commodity-related instruments and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index.

Certain important differences in the Funds' strategies, such as the 2015 Fund being designed for investors who retired in or close to the year 2015 (the "target date") and following a "glidepath" that becomes more conservative prior to and for approximately 10 years following the target date, by reducing exposure to equity investments and increasing exposure to fixed-income investments in order to match the asset allocations of the Income Fund, which are not strategies of the Income Fund, are explained in more detail below.

The subadviser to both the 2015 Fund and the Income Fund is PGIM DC Solutions LLC ("PGIM DC Solutions"), an affiliate of the investment manager of both Funds, PGIM Investments LLC (the "Manager" or "PGIM Investments"). The Manager can enter into new subadvisory agreements with non-affiliated subadvisers and certain subadvisers that are affiliates of the Manager without shareholder approval with respect to both Funds.

Comparison of Investment Strategies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund's subadviser(s). The principal investment policies and strategies of each Fund are similar, and are reflected in detail in the table below. Due to the similarity of investment policies and strategies followed by the Funds, investments in the Funds are exposed to a similar set of principal risks, which are also discussed in more detail below.

	2015 Fund	Income Fund
Investment Objective:	To seek a balance between growth and conservation of capital. The investment objective is non-fundamental and may be revised by the Board and does not require shareholder approval.	Same.

	2015 Fund	Income Fund
Principal Investments/ Investment Strategy:

The 2015 Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. The Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes.

The Income Fund is intended for retired investors who seek income from fixed income investments with some capital appreciation from equities. The Income Fund pursues its objective by investing in a diversified portfolio of other mutual funds within the PGIM fund family (collectively, "Underlying Funds") that represent various asset classes and sectors. The Fund will invest in Underlying Funds that provide exposure to equity, fixed income and non-traditional asset classes.

Equity and Equity-related Securities:

Certain Underlying Funds that invest in equity and equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts ("ADRs"); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures. The Underlying Funds may buy equity and equity-related securities of companies of every size—small, medium and large capitalization.

Same.
Fixed Income Securities:

Certain Underlying Funds that may invest in debt obligations, including corporate and non-corporate obligations, such as U.S. Government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average durations. Lower-rated debt obligations—also known as "junk bonds"—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund also may invest in obligations that are not rated, but that the subadviser to the Underlying Fund believes are of comparable quality to these lower-rated obligations.

Same.
Money Market Instruments:

Certain Underlying Funds may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and non-U.S. banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements and cash (non-U.S. currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

Same.

	2015 Fund	Income Fund
US Government Securities:

The Underlying Funds may invest in securities issued or guaranteed by the U.S. Government or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Same.
Emerging Market Investments:

Certain Underlying Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. Investments in such capital markets offer a way to gain exposure to smaller, developing markets and economies.

Same.
Non-US Securities:

Certain Underlying Funds invest in non-U.S. equity securities or in fixed income securities of non-U.S. issuers. The Underlying Funds' investments in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets involve additional risk. Non-U.S. countries in which the Underlying Funds may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets.

Same.
Mortgage-Related Securities:

Certain Underlying Funds invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations ("CMOs") issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S.

Same.

	2015 Fund	Income Fund

governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security ("MBS") may be issued by U.S. governmental entities or by private institutions. Stripped MBS take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities:

Certain Underlying Funds invest in asset-backed securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Fund, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or non-US dollar denominated securities.

Same.
Repurchase Agreements:

Certain Underlying Funds use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund.

Same.

	2015 Fund	Income Fund
Reverse Repurchase Agreements and Forward Rolls:

Certain Underlying Funds enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Same.
Dollar Rolls:

Certain Underlying Funds enter into dollar rolls in which the Underlying Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Same.
Derivative Strategies:

Certain Underlying Funds use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Fund, will not lose money. Derivatives involve costs and can be volatile. With derivatives, the subadviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund's overall investment objective. The subadviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund's underlying positions and this could result in losses to the Underlying Fund and, therefore,

Same.

2015 Fund	Income Fund
to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. The Underlying Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions. Although an Underlying Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.
Options. Certain Underlying Funds purchase and sell put and call options on equity securities, stock indices, swaps and non-U.S. currencies traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.
Futures Contracts and Related Options; Non-U.S. Currency Forward Contracts. Certain Underlying Funds purchase and sell futures contracts on equity and debt securities, securities indices, interest rate indices and non-U.S. currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the index. The Underlying Fund also may enter into non-U.S. currency forward contracts to protect the value of its assets against future changes in the level of non-U.S. exchange rates. A non-U.S. currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.
Swap Transactions. Certain Underlying Funds may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to

	2015 Fund	Income Fund
more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.
Options on Securities and Financial Indices. Certain Underlying Funds may purchase and sell put and call options on securities and financial indices traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium.
Commodities:

Certain Underlying Funds may invest in commodities and/or commodity-linked investments through a wholly-owned subsidiary organized in the Cayman Islands (a Cayman Subsidiary). Commodities are assets that have tangible properties, such as oil and other energy products, metals, and agricultural products. A commodity-linked derivative instrument is a financial instrument the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. Commodity-linked derivative instruments include, but are not limited to, commodity-linked notes, swap agreements, commodity options, futures and options on futures, which provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Same.
Real Estate Investment Trusts:

Certain Underlying Funds may invest in the equity securities of real estate investment trusts known as REITs. REITs are like corporations, except that they do not pay income taxes if they meet certain Internal Revenue Code of 1986, as amended (the "Code") requirements. However, while REITs themselves do not pay income taxes, the distributions they make to investors are taxable. REITs invest primarily in real estate and distribute almost all of their income—most of which comes from rents, mortgages and gains on sales of property—to shareholders.

Same.

	2015 Fund	Income Fund
Cash Management:

To the extent that any Fund has uninvested assets, such assets will be invested primarily in short-term money market instruments. The Funds may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Fund's principal strategies and could prevent the Fund from achieving its investment objective.

Same.
Performance Benchmark:	Broad-Based Securities Market Index: S&P 500 Index Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index PGIM Target Date 2015 Custom Benchmark S&P Target Date 2015 Index	Broad-Based Securities Market Index: S&P 500 Index Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index PGIM Target Date Income Custom Benchmark S&P Target Date Retirement Income Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

The Funds have identical principal risks, including fund of funds risk, affiliated funds risk, asset allocation risk, and fund rebalancing risk.

Principal Risks	2015 Fund	Income Fund
Target Date/Income Risk (Income Fund). The Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund does not assure an investor that the assets in the Fund will provide income in amounts adequate to meet the investor's retirement or financial goals. For investors who are in retirement, the Fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds.	Yes, but see below for description applicable to 2015 Fund.	Yes
Target Date/Income Risk (2015 Fund). The Fund may suffer losses near, at or after the target date, and the Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Fund does not assure an investor that the assets in the Fund will provide income in amounts adequate to meet the investor's retirement or financial goals. For investors who are close to or in retirement, the Fund's equity exposure may result in investment volatility that could reduce an investor's available retirement assets at a time when the investor has a need to withdraw funds.	Yes	Yes, but see above for description applicable to Income Fund.
Affiliated Funds Risk. The Fund's Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain Underlying Funds for which the subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund's assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.	Yes	Yes

Principal Risks	2015 Fund	Income Fund
Asset Allocation Risk. The Fund's risks will directly correspond to the risks of the Underlying Funds in which it invests. By investing in many Underlying Funds, the Fund has partial exposure to the risks of many different areas in the market, and the Fund's overall level of risk should decline over time. However, the selection of the Underlying Funds and the allocation of the Fund's assets among the various asset classes and market sectors could cause the Fund to underperform other funds with a similar investment objective.	Yes	Yes
Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity, non-traditional and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund's assets invested in various Underlying Funds, the Fund's actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class. There is a risk that the Manager's evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.	Yes	Yes
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.	Yes	Yes
Debt Obligations Risk. Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer's goods and services. Certain types of fixed income obligations also may be subject to "call and redemption risk," which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.	Yes	Yes
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Underlying Funds. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Underlying Funds will depend on the subadviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" or may create economic leverage for the Underlying Funds and therefore may magnify or otherwise increase investment losses to the Underlying Funds. The Underlying Funds' use of derivatives may also increase the amount of taxes payable by shareholders.	Yes	Yes

Principal Risks	2015 Fund	Income Fund

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Underlying Funds' derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Underlying Funds. The use of derivatives also exposes the Underlying Funds to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Underlying Funds, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes
Equity and Equity-Related Securities Risks. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which an Underlying Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.	Yes	Yes
Fixed Income Risk. As with credit risk, market risk and interest rate risk, an Underlying Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer's goods and services. Certain types of fixed income obligations also may be subject to call and redemption risk, which is the risk that the issuer may call a bond held by an Underlying Fund for redemption before it matures and the Underlying Fund may lose income.	Yes	Yes

Principal Risks	2015 Fund	Income Fund
Fund of Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund's allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund's fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.	Yes	Yes
Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund's allocations. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund's expenses or result in the Underlying Fund's becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund's performance and thus the Fund's performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.	Yes	Yes

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund's investments in the event of significant market or other events that may require more rapid action.

Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Underlying Fund securities can increase expenses.	Yes	Yes
Index Tracking Risk. While certain Underlying Funds generally seek to track the performance of an index as closely as possible (i.e., achieve a high degree of correlation with an index), the return may not match or achieve a high degree of correlation with the return of the index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.	Yes	Yes

Principal Risks	2015 Fund	Income Fund
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as "duration risk." When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.	Yes	Yes
Investment Style Risk. Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by an Underlying Fund is out of favor, the Fund may underperform other funds that use different investment styles.	Yes	Yes
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund's shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Funds' shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund's NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund's ability to implement its investment strategy. The Fund's ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.	Yes	Yes
Liquidity Risk. An Underlying Fund may not be able to sell a holding in a timely manner at a desired price. This risk could affect both stock and bond funds in which the fund invests, but typically represents a greater risk for bond funds. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit an Underlying Fund's ability to sell a holding at a suitable price.	Yes	Yes
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.	Yes	Yes

Principal Risks	2015 Fund	Income Fund
Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.	Yes	Yes
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia's military invasion of Ukraine and the Israel Hamas War), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).	Yes	Yes

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk. Securities markets may be volatile and the market prices of an Underlying Fund's securities may decline. Securities fluctuate in price based on changes in an issuer's financial condition and overall market and economic conditions. If the market prices of the securities owned by an Underlying Fund fall, the value of the Fund's investment in the Underlying Fund will decline.	Yes	Yes
Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund's, and, therefore, the Fund's performance and can have adverse tax consequences.	Yes	Yes
Other Investments. In addition to the strategies and securities discussed above, each Fund may use other strategies or invest in other types of securities as described in its SAI. Each Fund might not use all of the strategies or invest in all of the types of securities as described in its respective Prospectus or SAI.	Yes	Yes

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund.

Fundamental Restriction	The 2015 Fund	The Income Fund
1940 Act diversification

The 2015 Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions). The 2015 Fund is a "diversified company" as defined in the 1940 Act.

Same.
Borrowing

The 2015 Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

Same.
Real estate

The 2015 Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Same.

Fundamental Restriction	The 2015 Fund	The Income Fund
Commodities

The 2015 Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

Same.
Concentration

The 2015 Fund may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities.

Same.
Underwriter

The 2015 Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Same.
Loans

The 2015 Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objectives.

Same.

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in "qualified publicly traded partnerships" (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption "Certain Federal Tax Consequences of the Reorganization."

Comparison of Organizational Structures

Description of Shares and Organizational Structure

The Funds operate pursuant to an Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws and are governed by the Board of Trustees (the "Board" or the "Trustees") of PIP 5. We have summarized below certain rights of shareholders of each of the 2015 Fund and the Income Fund. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of PIP 5 for more complete information.

The 2015 Fund and the Income Fund are each a series of PIP 5, an open-end management investment company organized as a Delaware statutory trust.

PIP 5 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into fifteen series (referred to as the Funds) and ten classes, designated Class A, Class B, Class C, Class Z, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. Each Fund offers only certain of these share classes, as identified in each Fund's prospectus. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or shareholder service fees (except for Class Z, Class R5 and Class R6, which are not subject to any sales charges and distribution and/or shareholder service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class B and Class C shares have a conversion feature. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

Shares of PIP 5, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of PIP 5 under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z, Class R5 and Class R6 shares, which are not subject to any distribution fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of such Fund's assets after all debt and expenses of such Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, and Class Z, Class R4, Class R5 and Class R6 shares are not subject to any distribution fees, the liquidation proceeds to shareholders of Classes B and C are likely to be lower than to shareholders of the other classes.

PIP 5 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 5 will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the request in writing by shareholders holding at least 10% of PIP 5's outstanding shares for the purpose of voting on the removal of one or more Trustees. PIP 5 will render assistance to those shareholders who call such a meeting.

Under the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by PIP 5 for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of PIP 5. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Amendments of Declaration of Trust

PIP 5's Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on certain amendments including (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendment of By-Laws

PIP 5's By-Laws can be amended by majority vote of the shareholders or by the Board without shareholder approval; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law, the Declaration of Trust or the By-laws to be submitted to a vote of shareholders.

Board of Trustees

Number of Members. For PIP 5, the number of Trustees shall be at least one (1) and as shall be determined from time to time under the Declaration of Trust.

Removal of Trustees. The Board may remove any of its Trustees with or without cause at any time by an instrument signed by at least two-thirds of the number of its Trustees prior to such removal, and any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the relevant Fund.

Board Vacancies. A vacancy on the Board of PIP 5 may be filled by a majority of its Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders' meeting for the election of Trustees.

Limitation on Liability of Trustees and Officers. The Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of PIP 5, of such Trustee or of any other Trustee, and shall be liable to PIP 5 and its shareholders solely for such Trustee's own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager, adviser, subadviser or principal underwriter of PIP 5.

Indemnification of Trustees, Officers, Employees and Agents. PIP 5's By-Laws provide that the PIP 5 shall indemnify its Trustees, officers, employees and agents to the fullest extent permitted by law except that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct"), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one's office.

Liability of Shareholders

PIP 5's Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of PIP 5 of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

Termination and Dissolution

PIP 5 may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

Management of the Funds

Under investment management agreements with PIP 5, on behalf of the 2015 Fund (the "2015 Fund Management Agreement"), and on behalf of the Income Fund (the "Income Fund Management Agreement," and together with the 2015 Fund Management Agreement, the "Management Agreements" and each, a "Management Agreement"), PGIM Investments LLC (the "Manager" or "PGIM Investments"), located at 655 Broad Street, Newark, New Jersey 07102, manages each Fund's investment operations and administers its business affairs and is responsible for supervising PGIM DC Solutions, as subadviser to both the 2015 Fund and the Income Fund.

Pursuant to the Management Agreements, PGIM Investments, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the subadviser(s) and make recommendations to the Board with respect to the retention of subadviser(s) and the renewal of contracts. The Manager also administers the Funds' corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds' respective custodian and transfer agent. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.

PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of October 31, 2024, PGIM Investments had total assets under management of approximately $315.3 billion.

Subadviser and Portfolio Managers.

PGIM DC Solutions is the subadviser to both the 2015 Fund and the Income Fund.

PGIM DC Solutions LLC ("PGIM DC Solutions"), is an SEC-registered investment adviser, a Delaware limited liability company, and an affiliate of PGIM, Inc. ("PGIM"), the principal asset management business of Prudential Financial, Inc. ("PFI") of the United States of America. PFI of the United States is not affiliated in any manner with Prudential plc incorporated in the United Kingdom or with Prudential Assurance Company, a subsidiary of M&G plc, incorporated in the United Kingdom. Registration with the SEC does not imply a certain level of skill or training. PGIM DC Solutions is the retirement solutions provider of PGIM and aims to provide innovative defined contribution solutions founded on market leading research and investment capabilities. As of October 31, 2024, PGIM DC Solutions managed approximately $1.2 billion in assets. The firm's primary address is 655 Broad Street, Newark, New Jersey 07102.

Portfolio Managers—2015 Fund and Income Fund

PGIM DC Solutions typically follows a team approach in the management of its portfolios. The members of PGIM DC Solutions' asset allocation team with primary responsibility for Fund management are listed below.

David Blanchett, PhD, CFA, CFP®, is a Managing Director, Portfolio Manager and Head of Retirement Research for PGIM DC Solutions. In this role, he develops solutions to help improve retirement outcomes for investors, with a specific focus on defined contribution plans. He is also responsible for portfolio management of the PGIM Target Date Funds and the PGIM Retirement Spending Funds. Prior to joining PGIM DC Solutions, David was the Head of Retirement Research for Morningstar Investment Management LLC. He is currently an adjunct professor of wealth management at The American College of Financial Services and a Research Fellow for the Alliance for Lifetime Income. He was formerly a member of the executive committee for the Defined Contribution Institutional Investment Association (DCIIA) and the ERISA Advisory Council (2018-2020). David earned a BS in finance and economics from the University of Kentucky, an MS in financial services from The American College of Financial Services, an MBA from The University of Chicago Booth School of Business, and a PhD in personal financial planning from Texas Tech University.

Jeremy Stempien is a Managing Director, Portfolio Manager and Strategist for PGIM DC Solutions. In this capacity, he is responsible for portfolio management, analysis and research for the PGIM Target Date Funds and the PGIM Retirement Spending Funds. Prior to joining PGIM, Jeremy was a Director of Investments at Morningstar Investment Management. There, he developed asset allocation programs for plan providers, plan sponsors and money management companies, working with clients to create and manage custom target date glidepaths, select appropriate asset classes and construct model portfolios. Previously, he worked as a Defined Contribution Manager at Hewitt Associates. Jeremy earned a BA in finance from Saint Louis University and an MBA in investments from the University of Notre Dame.

Joel M. Kallman, CFA, , is a Vice President and Portfolio Manager for PGIM DC Solutions and PGIM Quantitative Solutions. He is responsible for portfolio management and investment strategy. Previously, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the CFA Society New York.

Investment Management Fees

Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days', nor less than 30 days', written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PGIM Investments for each Fund, as well as the investment management fees paid by each Fund to PGIM Investments for the past three fiscal years or periods, are set forth below.

2015 Fund

Management Fee Rate:
Effective December 11, 2023:

0.00% of the Fund's average daily net assets.

Prior to December 11, 2023:

0.02% of the Fund's average daily net assets.

The 2015 Fund, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

Management Fees Paid by 2015 Fund	2024	2023	2022
Gross Fee	$683	$2,142	$2,813
Amount Waived/Reimbursed by PGIM Investments	$(178,472)	$(169,994)	$(159,828)
Net Fee	$(177,789)	$(167,852)	$(157,015)

Note: For the fiscal years/periods shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses. The "gross fee" shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement. The "net fee" reflects the impact of the contractual fee waiver and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

Income Fund

Management Fee Rate:
Effective December 11, 2023:

0.00% of the Fund's average daily net assets.

Prior to December 11, 2023:

0.02% of the Fund's average daily net assets.

The Income Fund, as a shareholder in the Underlying Funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Underlying Funds.

Management Fees Paid by Income Fund	2024	2023	2022
Gross Fee	$1,581	$4,515	$5,711
Amount Waived/Reimbursed by PGIM Investments	$(181,841)	$(171,994)	$(162,136)
Net Fee	$(180,260)	$(167,479)	$(156,425)

Note: For the fiscal years/periods shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses. The "gross fee" shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement. The "net fee" reflects the impact of the contractual fee waiver and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in each Fund's Form N-CSR filed with the SEC for the period ending July 31, and made available on the Fund's website at https://www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. PIP 5 has adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class R4, Class R5 and Class R6 shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class R1	0.50% of each Fund's average daily net assets of the Class
Class R2	0.25% of each Fund's average daily net assets of the Class
Class R3	0.10% of each Fund's average daily net assets of the Class
Class R4	None
Class R5	None
Class R6	None

•  Class R4, Class R5 and Class R6 shares are not subject to any distribution or service fees under a 12b-1 Plan. Class R4 shares (as well as Class R1, Class R2 and Class R3 shares) are subject to shareholder service fees under a Shareholder Services Plan described below.

Because these fees are paid out of each Fund's assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Shareholder Services Plan

Each Fund has adopted a Shareholder Services Plan with respect to Class R1, Class R2, Class R3 and Class R4 shares. Under the terms of the Shareholder Services Plan, each Fund's Class R1, Class R2, Class R3 and Class R4 shares are authorized to pay to PMFS, its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R1, Class R2, Class R3 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of each Fund's average daily net assets attributable to Class R1, Class R2, Class R3 or Class R4 shares of such Fund, as applicable.

Pursuant to the Shareholder Services Plan, the Fund's Class R1, Class R2, Class R3 or Class R4 shares may pay for shareholder services and/or account maintenance services and other similar personal services and/or services related to the maintenance of shareholder accounts as contemplated by FINRA Rule 2341 or any successor thereto. Because service fees are ongoing, over time they will increase the cost of an investment in each Fund. With respect to the Class R1, Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the distribution plans for Class R1, Class R2 or Class R3 shares.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class R1 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R1 shares of beneficial interest, par value $0.001 per share, of the Income Fund, (ii) each whole and fractional share of Class R2 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R2 shares of beneficial interest, par value $0.001 per share, of the Income Fund, (iii) each whole and fractional share of Class R3 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R3 shares of beneficial interest, par value $0.001 per share, of the Income Fund, (iv) each whole and fractional share of Class R4 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R4 shares of beneficial interest, par value $0.001 per share, of the Income Fund, (v) each whole and fractional share of Class R5 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R5 shares of beneficial interest, par value $0.001 per share, of the Income Fund, (vi) each whole and fractional share of Class R6 shares of the 2015 Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of beneficial interest, par value $0.001 per share, of the Income Fund, and outstanding shares of the 2015 Fund will be cancelled.

The price an investor pays for the Funds' shares is based on the share value. The share value—known as the net asset value per share or NAV—is determined by subtracting Fund liabilities from the value of Fund assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Funds will compute their NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time. For purposes of computing NAV, the Funds will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Funds may not compute their NAV on days on which no orders to purchase, sell or exchange shares of the Funds have been received or on days on which changes in the value of the Funds' portfolio securities do not materially affect NAV. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith by the Manager, as the Board's valuation designee. In this capacity, the Manager has adopted methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, including the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors. In determining a security's value, the Fund generally uses the following methodologies. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price ("NOCP") on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Options on securities and securities indices that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are "out of the money" by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date.

Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-U.S. securities in a non-U.S. currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the Manager.

In addition, the Funds use a service provided by a pricing vendor to fair value non-U.S. securities, which are securities that are primarily traded in non-U.S. markets and subject to a valuation adjustment upon the reaching of a valuation "trigger". The fair value prices of non-U.S. securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the U.S. market and the non-U.S. market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders of such Fund. Funds that invest in non-U.S. securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-U.S. securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer ("CCO"). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the PGIM money market funds, exchange-traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this trading policy. In addition, transactions by affiliated PGIM Funds or certain unaffiliated funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

This trading policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered "systematic" unless the transaction is pre-established or scheduled for a specific date.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If a Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners.

The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share. Class R1 shares, Class R2 shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares are sold at NAV without an initial sales charge.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less such redemption fee or deferred sales charges as may be set by the relevant Fund's Board from time to time. Refer to each Fund's Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class in another Target Date Fund if you satisfy the minimum investment requirements. For example, you can exchange Class R1 shares of the Fund for Class R1 shares of other Target Date Funds, but you can't exchange Class R1 shares for a different share class of another fund. We may change the terms of any exchange privilege after giving you 60 days' notice. If you hold Class R2 shares in an account directly with PMFS, you can exchange your Class R2 shares of a Fund for Class A shares of PGIM Government Money Market Fund. If you hold Class R5 shares in an account directly with PMFS, you can exchange your Class R5 shares of a Fund for Class Z shares of PGIM Government Money Market Fund.

Contact your program sponsor or financial intermediary with any questions.

Tax Information

Each Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	2015 Fund	Income Fund
Dividends	Annually	Quarterly
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

The Reorganization will take place after various conditions are satisfied by the Funds, including the preparation of certain documents. The Funds will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the "closing date." The closing date for the Reorganization is expected to occur in January 2025.

On the closing date PIP 5 will deliver to the Income Fund all of the 2015 Fund's assets and the Income Fund will assume all of the liabilities of the 2015 Fund. PIP 5 will issue to the 2015 Fund shares of the Income Fund of a value equal to the dollar value of the net assets delivered to the Income Fund by the 2015 Fund. The 2015 Fund will then distribute to its shareholders of record as of the close of business on the closing date the Income Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the 2015 Fund. The 2015

Fund will subsequently terminate and dissolve and the Income Fund will be the surviving fund. The stock transfer books of the 2015 Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the 2015 Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, PIP 5 may amend the Plan on behalf of the Income Fund and the 2015 Fund. PIP 5 may also terminate and abandon the Plan at any time prior to the closing date, to the extent permitted by law.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization are further detailed below. The 2015 Fund will pay such expenses which are estimated to be approximately $100,000.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Information Statements	$2,000
Legal Expenses	$85,000
Audit Fees	$12,000
Total Estimated Reorganization Expenses	$100,000

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund's obligation to complete the Reorganization that each Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Income Fund of the assets of the 2015 Fund in exchange solely for voting shares of the Income Fund and the assumption by the Income Fund of the liabilities, if any, of the 2015 Fund, followed by the distribution of the Income Fund shares received by the 2015 Fund pro rata to its shareholders, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Income Fund and the 2015 Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the 2015 Fund upon the transfer of its assets to the Income Fund in exchange solely for voting shares of the Income Fund and the assumption by the Income Fund of the liabilities, if any, of the 2015 Fund. In addition, no gain or loss will be recognized by the 2015 Fund on the distribution of such shares to the shareholders of that Fund in liquidation of the 2015 Fund;

•  No gain or loss will be recognized by the Income Fund upon the acquisition of the assets of the 2015 Fund in exchange solely for voting shares of the Income Fund and the assumption of the liabilities, if any, of the 2015 Fund;

•  The shareholders of the 2015 Fund will not recognize gain or loss upon the exchange of all of their shares of the 2015 Fund solely for shares of the Income Fund, as described in this Prospectus/Information Statement and the Plan;

•  The Income Fund's tax basis for the assets acquired from the 2015 Fund will be the same as the tax basis of such assets in the hands of the 2015 Fund immediately before the transfer, and the holding period of such assets acquired by the Income Fund will include the holding period of such assets when held by the 2015 Fund;

•  The 2015 Fund shareholders' tax basis for the shares of the Income Fund received by them pursuant to the reorganization will be equal, in the aggregate, to their tax basis in the 2015 Fund shares exchanged therefor;

•  The holding period of the Income Fund shares received by the shareholders of the 2015 Fund will include the holding period of the 2015 Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•  The Income Fund will succeed to and take into account certain tax attributes of the 2015 Fund, such as earnings and profits.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

An opinion of counsel is not binding on the Internal Revenue Service (the "IRS") or the courts. If the Reorganization is consummated but fails to qualify as a "reorganization" within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the 2015 Fund to the Income Fund followed by a taxable liquidation of the 2015 Fund, and the shareholders of the 2015 Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the 2015 Fund and the fair market value of the shares of the Income Fund received in exchange therefor.

The Funds do not have any capital loss carryovers.

Characteristics of PIP 5 Shares

PIP 5 is organized under the laws of the State of Delaware. PIP 5 presently consists of thirteen series in addition to the 2015 Fund and the Income Fund: PGIM Target Date 2020 Fund, PGIM Target Date 2025 Fund, PGIM Target Date 2030 Fund, PGIM Target Date 2035 Fund, PGIM Target Date 2040 Fund, PGIM Target Date 2045 Fund, PGIM Target Date 2050 Fund, PGIM Target Date 2055 Fund, PGIM Target Date 2060 Fund, PGIM Target Date 2065 Fund, PGIM 60/40 Allocation Fund, PGIM Jennison Diversified Growth Fund and PGIM Jennison Rising Dividend Fund. PIP 5 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into fifteen series (referred to as the Funds) and ten classes, designated Class A, Class B, Class C, Class Z, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares. Details are set forth above under "Comparison of Organizational Structure—Description of Shares and Organizational Structure."

Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or shareholder service fees (except for Class Z, Class R5 and Class R6, which are not subject to any sales charges and distribution and/or shareholder service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and (4) Class C shares have a conversion feature. In accordance with the Trust's Agreement and Declaration of Trust, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine.

Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z, Class R5 and Class R6 shares, which are not subject to any distribution fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class C shares generally bear higher distribution expenses than Class A shares, and Class Z, Class R5 and Class R6 shares are not subject to any distribution and/or shareholder service fees, the liquidation proceeds to shareholders of Class C are likely to be lower than to shareholders of the other classes.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the request in writing by shareholders holding at least 10% of the Trust's outstanding shares for the purpose of voting on the removal of one or more Board Members.

Capitalization

The following table sets forth, as of November 12, 2024, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Income Fund shares as adjusted to give effect to the Reorganization. The capitalization of the Income Fund is likely to be different when the Plan is consummated.

Class R1	2015 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$14,254	$28,756	$—	$43,010
Total shares outstanding	1,328	2,759	40	4,127
Net asset value per share*	$10.73	$10.42	$—	$10.42
Class R2	2015 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$49,400	$30,595	$—	$79,995
Total shares outstanding	4,590	2,935	151	7,676
Net asset value per share*	$10.76	$10.42	$—	$10.42
Class R3	2015 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$14,711	$192,192	$—	$206,903
Total shares outstanding	1,365	18,427	45	19,837
Net asset value per share*	$10.78	$10.43	$—	$10.43
Class R4	2015 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$14,816	$28,811	$—	$43,627
Total shares outstanding	1,375	2,762	45	4,182
Net asset value per share*	$10.77	$10.43	$—	$10.43
Class R5	2015 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$286,398	$966,021	$—	$1,252,419
Total shares outstanding	26,519	92,620	941	120,079
Net asset value per share*	$10.80	$10.43	$—	$10.43

Class R6	2015 Fund	Income Fund	Pro Forma Adjustments	Pro Forma Income Fund After Reorganization (unaudited)
Net assets	$9,730,177	$15,323,499	$—	$25,053,676
Total shares outstanding	900,323	1,466,613	30,794	2,397,730
Net asset value per share*	$10.81	$10.45	$—	$10.45

*  Net asset value per share may not recalculate due to rounding.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund's most recent fiscal year end.

2015 Fund's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of 2015 Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

2015 Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
PGIM DC Solutions	David Blanchett***	14/$311,076,522	12/$905,386,940	13/$5,520,715,279	$500,001 - $1,000,000
	Jeremy Stempien***	15/$430,098,067	12/$905,386,940	13/$5,520,715,279	$50,001 - $100,000
	Joel Kallman, CFA***	22/$29,825,336,280	13/$983,560,969	21/$9,214,197,685	$10,001 - $50,000

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**  "Investments and Other Financial Interests in the Fund and Similar Strategies" include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other PGIM mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar ranges for each Portfolio Manager's investment in the Funds are as follows: David Blanchett: $500,001—$1,000,000; Jeremy Stempien: $50,001—$100,000; Joel Kallman: $10,001—$50,000.

***  Information is as of October 31, 2024.

Income Fund's Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Income Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Income Fund

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
PGIM DC Solutions	David Blanchett***	14/$304,612,083	12/$905,386,940	13/$5,520,715,279	$500,001 - $1,000,000
	Jeremy Stempien***	15/$423,633,628	12/$905,386,940	13/$5,520,715,279	$50,001 - $100,000
	Joel Kallman, CFA***	22/$29,818,871,841	13/$983,560,969	21/$9,214,197,685	$10,001 - $50,000

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

**  "Investments and Other Financial Interests in the Fund and Similar Strategies" include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other PGIM mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar ranges for each Portfolio Manager's investment in the Funds are as follows: David Blanchett: $500,001—$1,000,000; Jeremy Stempien: $50,001—$100,000; Joel Kallman: $10,001—$50,000.

***  Information is as of October 31, 2024.

2015 Fund & Income Fund

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of each Fund's investments and investments in other accounts.

PGIM DC SOLUTIONS LLC ("PGIM DC Solutions")

COMPENSATION. PGIM DC Solutions' team is compensated through a combination of base salary, a performance-based discretionary annual cash incentive bonus and an annual long-term incentive grant. PGIM DC Solutions and its affiliates regularly use third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by such person's contribution to our goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM DC Solutions is subject to various conflicts of interest in the ordinary course of its business. PGIM DC Solutions strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM DC Solutions seeks to address such conflicts through one or more of the following methods:

•  Elimination of the conflict;

•  Disclosure of the conflict; or

•  Management of the conflict through the adoption of appropriate policies and procedures.

PGIM DC Solutions follows Prudential Financial's Standards on business ethics, personal securities trading, and information barriers. PGIM DC Solutions has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM DC Solutions cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

PGIM DC Solutions' Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, PGIM DC Solutions is part of a diversified, global financial services organization. PGIM DC Solutions is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to Multi-Asset Services. PGIM DC Solutions performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by PGIM Investments. In many cases, under these arrangements, we allocate assets to an asset class within which funds, vehicles or accounts that we directly manage will be selected. In these circumstances, we generally receive both an asset allocation fee and a management fee. As a result, we have an incentive to allocate assets to an asset class or vehicle that our affiliates manage in order to increase our fees. The compliance group reviews the asset allocation services to determine that the investments were made within the established guidelines by asset class.

Our affiliates can have an incentive to seek to influence our asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, we seek to avoid any influence by our affiliates and implement our asset allocation decisions solely in what we believe to be the best interests of the funds and in compliance with applicable guidelines.

Conflicts Related to Service Providers. PGIM DC Solutions retains third party advisors and other service providers to provide various services for PGIM DC Solutions as well as for funds that PGIM DC Solutions manages or subadvises. A service provider may provide services to PGIM DC Solutions or one of its funds while also providing services to PGIM, Inc. (PGIM), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM DC Solutions may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that PGIM DC Solutions will be able to obtain advantageous fee rates from a given provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

PRINCIPAL HOLDERS OF SHARES

As of November 12, 2024, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund Name	Beneficial Owner Name* and Address	Class	No. of Shares	% Ownership
PGIM TARGET DATE 2015 FUND	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R1	1,328.315	100.00%
	BNYM I S Trust CO Cust Simple IRA Sword's Masonry Inc. PO Box 299 Fannettsburg, PA 17221-0299	R2	3,128.190	68.15%
	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R2	1,350.449	29.42%
	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R3	1,365.291	100.00%
	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R4	1,375.345	100.00%
	Empower Trust FBO Employee Benefit Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	R5	25,134.427	94.78%
	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R5	1,384.083	5.22%
	Empower Trust FBO Great West IRA Advantage 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	R6	797,531.810	88.58%
	State Street Bank and Trustee TTEE and/or Custodian (FBO) ADP Access Product 1 Lincoln St. Boston, MA 02111-2901	R6	46,960.631	5.22%

Fund Name	Beneficial Owner Name* and Address	Class	No. of Shares	% Ownership
PGIM TARGET DATE INCOME FUND	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R1	2,658.077	96.35%
	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R2	2,710.238	92.33%
	Matrix Trust Company Custodian FBO Hunter Engineering Company Nonquali PO BOX 52129 Phoenix, AZ 850722129	R3	18,426.635	100.00%
	Prudential Investment Management Inc. Prudential Investments Fund Management LLC 655 Broad St 19th Floor Newark, NJ 07102-4410	R4	2,761.539	100.00%
	Empower Trust FBO Employee Benefit Clients 401K 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	R5	89,342.768	96.46%
	Empower Trust FBO Great West IRA Advantage 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	R6	1,058,698.628	72.19%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	R6	193,810.835	13.21%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of November 12, 2024, the officers and Trustees of PIP 5, as a group, beneficially owned less than 1% of the outstanding voting shares of the 2015 Fund.

As of November 12, 2024, the officers and Trustees of PIP 5, as a group, beneficially owned less than 1% of the outstanding voting shares of the Income Fund.

ADDITIONAL INFORMATION

PIP 5 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Income Fund, a series of PIP 5, is contained in its prospectus dated September 27, 2024 and incorporated by reference into this Prospectus/Information Statement. Additional information about the Income Fund is included in its SAI, dated September 27, 2024, which has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

PIP 5 (on behalf of the Income Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. All of

these documents are also on file with the SEC and available through its website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Income Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Income Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the 2015 Fund, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Form N-CSR of the 2015 Fund for the fiscal year ended July 31, 2024 (File No. 811-09439).

The audited financial statements of the Income Fund, incorporated by reference into the Prospectus/Information Statement and SAI, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Form N-CSR of the Income Fund for the fiscal year ended July 31, 2024 (File No. 811-09439).

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibits
A	Form of Plan of Reorganization.
B	Additional Information About the Acquiring Fund

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Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") is made as of this _____day of _______, 2024, by and between Prudential Investment Portfolios 5 (the "Trust"), a statutory trust organized under the laws of Delaware with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series, PGIM Target Date 2015 Fund (the "Acquired Fund"), and the Trust, on behalf of its series PGIM Target Date Income Fund (the "Acquiring Fund"). Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the "Funds" and each, a "Fund".

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the "Acquiring Fund Shares"); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by the Trust, on behalf of the Acquired Fund, and by the Trust, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund's Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Trust, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund's then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund's liabilities. The Trust, on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Trust, on behalf of the Acquiring Fund, shall at the Closing deliver to the Trust, for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the "Acquiring Fund Shares") determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund's liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that the Trust agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Trust shall dissolve the Acquired Fund and the Trust, on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by the Trust on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and the Trust shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Trust shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of the Trust with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Trust's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Trust's then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund's assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the "Net Assets") hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time") using the valuation procedures of the Trust (the "Valuation Procedures"), which are the same for each Fund, as currently in effect at the Valuation Time.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [•], 2025, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Trust or at such other place as the parties may agree. The Trust, on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund's Net Assets to be transferred to the account of the Trust, for the benefit of the Acquiring Fund, at the Trust's Custodian, The Bank of New York Mellon. Also, the Trust, on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Trust, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of the Trust, for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date, or shall provide evidence satisfactory to the Trust, on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as the Trust, on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, for the benefit of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, makes the following representations and warranties:

(a)  The Acquired Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Delaware. The Trust is duly registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"). The Acquired Fund has been duly established in accordance with the Trust's Agreement and Declaration of Trust as currently in effect (the "Trust Agreement").

(b)  The financial statements appearing in the Trust's Form N-CSR to Shareholders of the Acquired Fund for the fiscal year ended July 31, 2024 (copies of which have been furnished to the Trust) have been audited by PricewaterhouseCoopers LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(c)  The Trust has the necessary statutory trust power and authority to conduct the Acquired Fund's business as such business is now being conducted.

(d)  The Acquired Fund is not a party to or obligated under any provision of the Trust Agreement or the Trust's By-laws (the "By-laws") or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(e)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f)  The Acquired Fund has elected to be treated as a regulated investment company (a "RIC") for federal income tax purposes under Part I of Subchapter M of the Code, and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(g)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(h)  At the time the Registration Statement (as defined in Section 7(f)) becomes effective and on the Closing Date, the Information Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Information Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Trust, on behalf of the Acquiring Fund, for the benefit of the Acquired Fund.

The Trust, on behalf of the Acquiring Fund, makes the following representations and warranties:

(a)  The Acquiring Fund is a series of the Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the State of Delaware. The Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Trust Agreement as a separate series of the Trust.

(b)  The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Trust Agreement and the By-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund's Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended July 31, 2024 (copies of which were furnished to the Acquired Fund) audited by PricewaterhouseCoopers LLP, and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(e)  The Trust has the necessary statutory trust power and authority to conduct the Acquiring Fund's business as such business is now being conducted.

(f)  The Acquiring Fund is not a party to or obligated under any provision of the Trust Agreement or the By-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  At the time the Registration Statement (as defined in Section 7(f)) becomes effective and on the Closing Date, the Information Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Information Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Trust, on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, the Trust on behalf of each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Trustees of the Trust and this Plan constitutes a valid and binding obligation enforceable against the Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, in accordance with its terms.

(f)  The Trust anticipates that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

(a)  The Trust intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Trust intends to operate the Acquiring Fund's business as presently conducted between the date hereof and the Closing Date.

(b)  The Trust does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund's shareholders.

(c)  The Trust intends, if the Reorganization is consummated, to liquidate and dissolve the Acquired Fund.

(d)  The Trust intends that, by the time of Closing, each Fund's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, the Trust intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund's transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  The Trust, on behalf of the Acquiring Fund, covenants to file with the US Securities and Exchange Commission (the "SEC") a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the "Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective and on the

Closing Date, the Information Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement (collectively, "Information Statement"), and the Registration Statement will at the time of delivery to shareholders of record of the Acquired Fund: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(g)  The Trust, on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(h)  The Trust, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(i)  The Trust, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by the Trust, for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Trust may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be fulfilled by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of the Trust, acting on behalf of the Acquiring Fund and the Acquired Fund, as applicable, shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and the Board of Trustees of the Trust, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of the Trust's knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund all of its investment company taxable income and net capital gain for the period from the close of its last fiscal year to the Valuation Time and any such amount undistributed from any prior period.

(e)  The Trust shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under the Trust Agreement and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquiring Fund in each case as described in its current prospectus;

(2)  This Plan has been duly authorized and executed by the Trust, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Trust, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by the Trust, on behalf of the Acquired Fund, is a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund, enforceable against the Trust in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, fraudulent conveyance, reorganization, receivership, moratorium or other similar laws of general applicability relating to or affecting creditors' rights, (B) application of general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), (C) considerations of public policy or the effect of applicable law relating to fiduciary duties, (D) the implied contractual covenant of good faith and fair dealing and (E) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies, provided that such counsel may state that they express no opinion as to (i) any other document referenced or incorporated by reference in this Plan, (ii) any purported waiver or consent granted by the Trust on behalf of the Acquiring Fund pursuant to this Plan except to the extent the Trust on behalf of the Acquiring Fund may so waiver or consent and has effectively so waived or consented in accordance with applicable law, (iii) this Plan against or with respect to any person or entity that is not a party thereto, and (iv) the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  The Acquiring Fund Shares to be issued and delivered to Acquired Fund shareholders pursuant to the terms of the Plan, upon issuance, will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Trust Agreement, the By-laws and Delaware law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan by the Trust on behalf of the Acquiring Fund did not, and the consummation of the transactions contemplated thereby by the Trust, on behalf of the Acquiring Fund will not, result in a violation of (a) the Trust Agreement or the By-Laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in the Trust's currently effective registration statement, except where such violation would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware governmental authority or (based solely on a docket search) a Delaware court is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(f)  The Trust, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Trust, dated as of the Closing Date, to the effect that:

(1)  The Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under the Trust Agreement and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by the Trust, on behalf of the Acquired Fund;

(3)  The execution, delivery and performance of the Plan have been duly authorized by all necessary action on the part of the Trust, on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan by the Trust on behalf of the Acquired Fund did not, and the consummation of the transactions contemplated thereby by the Trust, on behalf of the Acquired Fund will not, result in a violation of (a) the Trust Agreement or the Bylaws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in the Trust's currently effective registration statement, except where such violation would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware governmental authority or (based solely on a docket search) a Delaware court is required for the consummation by the Trust, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, there is not in any Delaware court any judgment or litigation proceedings pending against the Trust or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(g)  The Trust with respect to the Acquiring Fund and with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Trust, in form and substance satisfactory to the Trust, substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as provided for in the Plan;

(3)  In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund's taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund were held by such shareholder of the Acquired Fund as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to each of the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which each of such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund's taxable year or on which gain was recognized on the transfer to the Acquiring Fund); and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Trust with regard to certain matters.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(h)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  The Trust represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time prior to the Closing or the Closing may be postponed by the Trust by resolution of the Board of Trustees, if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of the Trust the Acquired Fund or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none the Trust, the Acquired Fund, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund or the Trust against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund's or the Acquiring Fund's shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust, on behalf of the Acquired Fund, or the Board of Trustees of the Trust, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, this Plan shall not be consummated and shall terminate unless the Trust, on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

The Trust acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of the Trust hereunder, and in particular that none of the assets of the Trust, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Trust at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, Prudential Investment Portfolios 5 on behalf of PGIM Target Date 2015 Fund and on behalf of PGIM Target Date Income Fund, has executed this Plan by duly authorized officers, all as of the date and year first-above written.

PRUDENTIAL INVESTMENT PORTFOLIOS 5, ON BEHALF OF PGIM TARGET DATE 2015 FUND
Attest: ______________________________________	By: ______________________________________ Name: Title:
PRUDENTIAL INVESTMENT PORTFOLIOS 5, ON BEHALF OF PGIM TARGET DATE INCOME FUND
Attest: ______________________________________	By: ______________________________________ Name: Title:

(This page intentionally left blank.)

Exhibit B

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

For purposes of this Exhibit B, references to "the Fund" refer to the Acquiring Fund.

HOW TO BUY, SELL AND EXCHANGE FUND SHARES

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

Shares may be purchased through an account with the Transfer Agent, or through an account with a financial intermediary that has an agreement with the Distributor to sell Fund shares. In order to open an account with the Transfer Agent contact PMFS at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC ("PMFS")
P.O. Box 534432
Pittsburgh, PA 15253-4432

PMFS will accept purchases of shares by check or wire. We do not accept cash, money orders, non-U.S. checks, credit card checks, payable through checks or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this Prospectus. Your purchase order must be in good order to be accepted and processed, which means that all necessary processing requirements have been satisfied. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sales of its shares under certain circumstances. These circumstances include, but are not limited to, failure by you to provide additional information requested, such as information required to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares. Furthermore, we are required by law to close your account if you do not provide the required identifying information. This would result in the redemption of shares at the then-current NAV and the proceeds would be remitted to you via check. We will attempt to verify your identity within a reasonable time frame (e.g., 60 days), which may change from time to time. For further information, please contact PMFS (for shares purchased through the Transfer Agent) or your financial professional (for shares purchased through a financial intermediary).

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

The Fund has authorized certain intermediaries to accept orders to sell and redeem shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund, and shares will be sold or redeemed at the NAV next calculated after the order is received by the authorized intermediary. Orders by funds of funds for which PGIM Investments serves as investment manager and which have adopted policies for allocation of orders in advance of receipt will be treated as received by the Fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Choosing a Share Class

The Fund offers the following share classes. Certain classes of shares may have additional specific eligibility or qualification requirements, which are explained below.

Share Class	Eligibility
Class R1	Certain group retirement plans, institutional investors and certain other investors
Class R2	Individual investors, certain group retirement plans, institutional investors and certain other investors
Class R3	Certain group retirement plans, institutional investors and certain other investors
Class R4	Certain group retirement plans, institutional investors and certain other investors
Class R5	Prudential employees, certain group retirement plans, institutional investors and certain other investors
Class R6	Certain group retirement plans, institutional investors and certain other investors

If your shares are held through a financial intermediary, you should discuss with your intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised financial intermediaries of the share class features and guidelines, per the Fund's current prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Minimum purchase amount	None	None	None	None	None	None
Minimum amount for subsequent purchases.	None	None	None	None	None	None
Maximum initial sales charge	None	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None	None	None	None	None	None
Annual distribution (12b-1) fees (shown as a percentage of average daily net assets)*	0.50%	0.25%	0.10%	None	None	None
Shareholder service fees	0.10%	0.10%	0.10%	0.10%	None	None

Notes to Share Class Comparison Table:

*  Distribution (12b-1) fees are paid from the Fund's assets on a continuous basis.

Qualifying for Class R1, R2, R3, R4, R5 and R6 Shares

Group Retirement Plans. Class R1, R2, R3, R4, R5, and R6 shares are offered for sale to (i) certain group retirement plans (including defined contribution plans, defined benefit plans and deferred compensation plans) available through a retirement plan recordkeeper or third party administrator, and (ii) IRAs that are held on the books of the Fund through omnibus level accounts. Investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R1, R2, R3, R4, R5, and R6 shares.

Institutional Investors. Various institutional investors may purchase Class R1, R2, R3, R4, R5, and R6 shares, including corporations, banks, governmental entities, municipalities, hospitals, insurance companies and IRS Section 501 entities, such as foundations and endowments. Certain financial intermediaries may require that investments by their institutional investor clients in Class R1, R2, R3, R4, R5, and R6 be placed directly with the Fund's Transfer Agent. Please contact the Transfer Agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class R1, R2, R3, R4, R5, and R6 shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class R1, R2, R3, R4, R5, and R6 shares also can be purchased by investors in certain programs sponsored by financial intermediaries that offer such shares, or whose programs are available through financial intermediaries that have applicable agreements with Prudential to offer such shares relating to:

◼  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

◼  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

Individual Investors. Individual investors may only purchase Class R2 shares.

Other Types of Investors.

◼  Class R1, R2, R3, R4, R5 and R6 shares may only be purchased from financial intermediaries who offer such shares.

◼  Class R5 shares also can be purchased by any of the following:

◼  Current and former Directors/Trustees of mutual funds, closed-end funds and/or ETFs managed by PGIM Investments or any other affiliate of Prudential; and

◼  Current and former employees (including their spouses, children and parents) of Prudential and its affiliates; former employees must have an existing investment in the Fund

◼  Class R6 shares are offered to eligible investors provided that the Fund or its affiliates are not required to make or pay any type of administrative, sub-accounting, networking or revenue sharing payments or similar fees paid to intermediaries. Class R6 shares may also be purchased by Prudential.

How Financial Intermediaries are Compensated for Selling Fund Shares

The PGIM Funds are distributed by Prudential Investment Management Services LLC (the "Distributor"), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the PGIM Funds directly to the public, but instead markets and sells the PGIM Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. Each PGIM Fund is managed by the Manager.

Only persons licensed with the Financial Industry Regulatory Authority, Inc. ("FINRA"), as a registered representative (often referred to as a broker or financial adviser) and associated with a specific financial services firm may sell shares of a mutual fund to you, or to a retirement plan in which you participate.

Rule 12b-1 Fees. The Distributor has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). These financial intermediaries then pay their registered representatives who sold you the Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive ongoing payments while you are invested in the Fund. The Distributor may change at any time, without prior notice, the amount of Rule 12b-1 fees that it pays (when the sale is made and/or any ongoing payments) to financial intermediaries and registered representatives so that the Distributor may retain all or a portion of such fees. Certain classes of Fund shares do not pay Rule 12b-1 fees.

Other Payments Received by Financial Intermediaries

Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial intermediaries as described above, and the fees the Fund pays to the Transfer Agent, the

Transfer Agent or its affiliates may enter into additional agreements on behalf of the Fund with financial intermediaries pursuant to which the Fund will pay financial intermediaries for certain administrative, sub-accounting and networking services, provided that no such additional payments to financial intermediaries are made with respect to the Fund's Class R6 shares. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Transfer Agent. Sub-accounting services encompass activities that reduce the burden of recordkeeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation ("NSCC").

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager or certain of its affiliates (but not the Distributor) also may pay a portion of the fees for the services to the financial intermediaries at their own expense and out of their own resources.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the Agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These administrative services provided by NSCC to the Fund and its shareholders include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the Fund and its shareholders. These payments are generally based on a transaction fee rate for certain administrative services plus a fee for other administrative services.

Shareholder Service Fees. The Fund has adopted a Shareholder Services Plan with respect to Class R1, Class R2, Class R3 and Class R4 shares. Under the terms of the Shareholder Services Plan, the Fund's Class R1, Class R2, Class R3 and Class R4 shares are authorized to pay to PMFS, its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R1, Class R2, Class R3 or Class R4 shares, an shareholder service fee at an annual rate of 0.10% of the Fund's average daily net assets attributable to Class R1, Class R2, Class R3 or Class R4 shares of the Fund, as applicable.

Pursuant to the Shareholder Services Plan, the Fund's Class R1, Class R2, Class R3 or Class R4 shares may pay for shareholder services and/or account maintenance services and other similar personal services and/or services related to the maintenance of shareholder accounts as contemplated by FINRA Rule 2341 or any successor thereto. Because service fees are ongoing, over time they will increase the cost of an investment in the Fund. With respect to the Class R1, Class R2 and Class R3 shares, these services are in addition to those services that may be provided under the distribution plans for Class R1, Class R2 or Class R3 shares.

Anti-Money Laundering

In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund will not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning suspicious activities, as required by applicable law. The Fund will seek to confirm the identity of potential shareholders to include both individuals and entities through documentary and non-documentary methods. Non-documentary methods may include verification of name, address, date of birth and tax identification number with selected credit bureaus. The Fund's Anti-Money Laundering Compliance Officer oversees the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the Fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's NAV will be determined every day on which the Fund is open as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern Time). The Fund's portfolio securities are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith by the Manager, as the Board's valuation designee. In this capacity, the Manager has adopted pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, including the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

If the Fund determines that a market quotation for a security is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use "fair value pricing," which is implemented by a valuation committee ("Valuation Committee") consisting of representatives of the Manager. The subadviser often provides relevant information for the Valuation Committee meeting. Non-U.S. securities markets are open for trading on weekends and other days when the Fund does not price shares. Therefore, the value of the Fund's shares may change on days when you will not be able to purchase or redeem the Fund's shares.

With respect to the Fund's assets in Underlying Funds, the Fund's NAV will be calculated based upon the NAV of the Underlying Funds in which the Fund invests, which will reflect the Underlying Funds' fair valuation procedures.

Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. The Underlying Funds use the same fair valuation procedures as the Fund.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will accurately reflect the market value of a security or that it will prevent dilution of the Fund's NAV by short-term traders.

What Price Will You Pay for Shares of the Fund? You will pay the NAV next determined after we receive your order to purchase. Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. Eastern Time, or later than 4:00 p.m. Eastern Time, your order to purchase must be received by 4:00 p.m. Eastern Time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE. The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE. We deem an order received when it is received by the Transfer Agent at its processing center. If you submit your order through a broker or other financial intermediary, it may be deemed received when received by the broker or financial intermediary.

Each business day, the Fund's current NAV per share is made available at www.pgim.com/investments (from the drop down menu click on Products, Mutual Funds, Performance and then click on Prices).

HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent or your financial intermediary receives your order to sell (less any applicable CDSC).

Shares Held by Financial Intermediaries. If your financial intermediary holds your shares, your financial intermediary must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

Shares Held by the Transfer Agent. If the Transfer Agent holds your shares, PMFS must receive your order to sell no later than the time regular trading on the NYSE closes—which is usually 4:00 p.m. Eastern Time—to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. Eastern Time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. You may contact the Transfer Agent at:

Prudential Mutual Fund Services LLC
P.O. Box 534432
Pittsburgh, PA 15253-4432

Payment for Shares You Have Sold

Shares Held by Financial Intermediaries. Typically, if your order to sell shares is received in good order, payment will be credited to your account within 1 to 3 business days after the order is received, but in any event within seven days. Your broker may charge you a separate or additional fee for sales of shares.

Shares Held by the Transfer Agent. Typically, if your order to sell shares is received in good order, we will send payment on the next business day, but in any event within seven days, regardless of the method of payment (e.g., payment by check, wire or electronic transfer ("ACH")).

Restrictions on Sales

If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date.

As a result of restrictions on withdrawals and transfers imposed by Section 403(b) of the Internal Revenue Code of 1986, as amended, we may consider a redemption request to not be in good order until we obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with such restrictions, if applicable. In such an event, the redemption request will not be in good order and we will not process it until we obtain information from your employer.

In addition, there are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the SEC, the former may happen only during unusual market conditions or emergencies when the Fund is unable to determine the value of its assets or sell its holdings. For more information, see the Fund's SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order Medallion signature guaranteed if:

◼  You are selling more than $100,000 of shares;

◼  You want the redemption proceeds made payable to someone that is not in the Transfer Agent's records;

◼  You want the redemption proceeds sent to an address that is not in the Transfer Agent's records;

◼  You are a business or a trust; or

◼  You are redeeming due to the death of the shareholder or on behalf of the shareholder.

The Medallion signature guarantee may be obtained from an authorized officer from a bank, broker, dealer, securities exchange or association, clearing agency, savings association, or credit union that is participating in one of the recognized Medallion guarantee programs (STAMP, SEMP, or NYSE MSP), but not from a notary public. The Medallion signature guarantee must be appropriate for the dollar amount of the transaction. The Transfer Agent reserves the right to reject sale transactions where the value of the transaction exceeds the value of the surety coverage indicated on the Medallion imprint. The Fund may change the signature guarantee requirements from time to time without prior notice to shareholders. For more information, see the Fund's current statement of additional information ("SAI").

How the Funds Pay for Shares You Have Sold

Under normal market conditions, the Fund expects to pay for shares that you have sold primarily by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. Supplementally, the Fund may also raise cash to pay for sold shares by short-term borrowing in the form of overdrafts permitted by the Fund's custodian bank and/or by short-term borrowing from a group of banks through an unsecured credit facility, which is intended to provide the Funds with a temporary additional source of liquidity. In certain circumstances each Fund reserves the right to pay for sold shares by giving you securities from the respective Fund's portfolio. If you receive securities, you would incur transaction costs in converting the securities to cash, and you may receive less for the securities than the price at which they were valued for redemption purposes.

During stressed market conditions, it may be impractical or impossible to raise sufficient cash to pay for sold shares through the primary methods described above. In these circumstances, the Fund would be more likely to rely more heavily on the credit facility as a source of liquidity, as described above.

Involuntary Redemption of Small Accounts Held by the Transfer Agent

If the value of your account with PMFS is less than $500 for any reason, we may sell your shares and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan (AIP) accounts, employee savings plan accounts, payroll deduction plan accounts, retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account), omnibus accounts, and accounts for which a broker or other financial intermediary is responsible for recordkeeping. Prior thereto, if you make a sale that reduces your account value to less than the threshold, we may sell the rest of your shares and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Involuntary Redemption" in the SAI.

Account Maintenance Fee for Accounts Held by the Transfer Agent

If the value of your Class R2 and R5 shares held in your account with PMFS is less than $10,000, with certain exclusions, a $15 annual account maintenance fee will be deducted from your account during the 4th calendar quarter of each year. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Account Maintenance Fee" in the SAI.

Retirement Plans

To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can generally exchange your shares of the Fund for shares of the same class in certain other PGIM Funds—including PGIM Government Money Market Fund if you satisfy the minimum investment requirements. For example, you can exchange Class R1 shares of the Fund for Class R1 shares of other funds in the PGIM Funds mutual fund family, but you can't exchange Class R1 shares for a different share class of another PGIM Fund. We may change the terms of any exchange privilege after giving you 60 days' notice. If you hold Class R2 shares in an account directly with PMFS, you can exchange your Class R2 shares of the Fund for Class A purchase shares of PGIM Government Money Market Fund (Ticker: PBMXX). If you hold Class R5 shares in an account directly with PMFS, you can exchange your Class R5 shares of the Fund for Class Z shares of PGIM Government Money Market Fund.

Contact your program sponsor or financial intermediary with any questions.

Exchanging Shares Held by a Financial Intermediary. If you hold shares through a financial intermediary, you must exchange shares through your financial intermediary.

Exchanging Shares Held by the Transfer Agent. If you hold shares through the Transfer Agent, contact your financial advisor or PMFS at (800) 225-1852 or write to PMFS at:

Prudential Mutual Fund Services LLC
P.O. Box 534432
Pittsburgh, PA 15253-4432

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

TAX INFORMATION

Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary's website for more information.

Redemption in Kind

The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash, and you would bear all market risk relating to the securities until the securities are sold. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

Disclosure of Portfolio Holdings

The Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Fund's SAI and on the Fund's website at www.pgim.com/investments.

Index Description

Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and U.S. dollar denominated. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.

S&P 500 Index. The S&P 500 Index is an unmanaged index of over 500 stocks of large U.S. public companies. It gives a broad look at how large company stocks in the United States have performed. These returns do not include the effect of any sales charges, operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC's indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

S&P Target Date® Index. The S&P Target Date Series comprises 13 multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a predetermined schedule related to the respective target date. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.

PGIM Target Date Income Custom Benchmark. The PGIM Target Date Income Custom Benchmark reflects the normal weighted average of the underlying funds' stock/non-traditional assets/bond/cash allocation, as represented by the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, MSCI EAFE Index, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill, Bloomberg Commodity Index, and the FTSE EPRA NAREIT Developed Net Index. Because the asset allocation of each Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.

PGIM Target Date 2015 Custom Benchmark. The PGIM Target Date 2015 Custom Benchmark reflects the normal weighted average of the underlying funds' stock/non-traditional assets/bond/cash allocation, as represented by the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Index, MSCI EAFE Index, MSCI Emerging Markets Net Index, Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index, Bloomberg US Aggregate Bond Index, FTSE 3-Month T-Bill, Bloomberg Commodity Index, and the FTSE EPRA NAREIT Developed Net Index. Because the asset allocation of each Fund changes over time with the Glidepath, the custom benchmark allocations also change over time. All indices are unmanaged. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE'S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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STATEMENT OF ADDITIONAL INFORMATION

FOR

PGIM TARGET DATE INCOME FUND

Dated November 25, 2024

Acquisition of the Net Assets of

PGIM Target Date 2015 Fund, a series of Prudential Investment Portfolios 5

By and in exchange for shares of the

PGIM Target Date Income Fund, a series of Prudential Investment Portfolios 5

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of the assets of 2015 Fund (the “2015 Fund”), a series of Prudential Investment Portfolios 5 (“PIP 5”), and the assumption of the liabilities of the 2015 Fund by PGIM Target Date Income Fund (the “Income Fund”), a series of Prudential Investment Portfolios 5 (“PIP 5”) in exchange for shares of the Income Fund (the “Reorganization”).

This SAI consists of: (i) this Cover Page, (ii) the information set forth below, and (iii) the following described documents, each of which is incorporated herein by reference and accompanies this SAI:

●	The Prospectus and Statement of Additional Information, as supplemented, dated September 27, 2024 for PIP 5on behalf of each Fund, dated September 27, 2024, as supplemented and amended to date, under file number 333-82621; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001683863-24-005777;
●	The audited financial statements contained in the Form N-CSR of the Funds dated July 31, 2024, under file number 811-09439; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. 0001193125-24-232979; and

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Information Statement dated November 25, 2024 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Information Statement by calling 1-800-225-1852 or by writing to the Income Fund at 655 Broad Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the 2015 Fund and the Income Fund, other materials incorporated by reference herein, and other information regarding the 2015 Fund, the Income Fund and PIP 5.

TABLE OF CONTENTS

Page
Supplemental Financial Information	S-2

S-1

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of the 2015 Fund and the Income Fund, and the fees and expenses of the Target Portfolio on a pro forma basis after giving effect to the proposed Reorganization, is included in the "Comparison of Investment Management Fees and Total Fund Operating Expenses" section of the Prospectus/Information Statement.

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Income Fund are not included in this SAI.

Following the Reorganization, the Income Fund will be the accounting and performance survivor, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio. "

The Reorganization will not result in a material change to the 2015 Fund's investment portfolio due to the investment restrictions of the Income Fund. In particular, each security held by the 2015 Fund is eligible to be held by the Income Fund.

There are no material differences in the accounting policies of the 2015 Fund as compared to those of the Income Fund.

S-2